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                                                                    EXHIBIT 10.8

                                SECOND AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT


       This SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT ("Amendment") dated as of February 20, 1997, is entered into by and among Capstar Broadcasting Partners, Inc., a Delaware corporation (the "Company"), Capstar Broadcasting Partners, L.P., a Delaware limited partnership ("Capstar L.P."), Capstar BT Partners, L.P., a Delaware limited partnership (the "New BT Holder"), Capstar Boston Partners, L.L.C., a Delaware limited liability company (the "New Putnam Holder") and the Required Holders and other parties named on the signature pages hereto.

       WHEREAS, the parties hereto, other than the New BT Holder and the New Putnam Holder (collectively, the "New Holders"), are parties to that certain Stockholders Agreement dated as of October 16, 1996, as previously amended, (the "Agreement"). A copy of the Agreement is attached hereto as Annex "A".

       WHEREAS, the parties hereto desire to amend the Agreement so as to add the New Holders as a party to the Agreement and to amend certain terms and provisions of the Agreement as provided in this Amendment.

       In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1. By its execution and delivery of this Amendment, each New Holder shall become a Holder (and shall have all rights of a Holder, including a Non-HMC Group Holder) under the terms and provisions of the Agreement and shall also be treated as a member of the HMC Group for all purposes of the Agreement; provided that for the purposes of Article 2, Article 7 and Article 8 of the Agreement each New Holder shall not be a member of the HMC Group.

       2. For purposes of Article 8 the definition of HMC Group shall be deemed to include R. Steven Hicks but shall exclude any other officers, directors, and employees of HMTF or its Affiliates.

       3. The rights and obligations of each New Holder arising under the Agreement are personal in nature and shall not be transferable or assignable to any other Person and shall not be enforceable by or binding upon any Person who receives or acquires from a New Holder any shares of Common Stock.

       4. The definition of "Common Stock" is hereby amended and restated to read as follows:
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              "Common Stock" means (a) shares of Class A Common Stock, $0.01 par value per share, of the Company, (b) shares of Class B Common Stock, $0.01 par value per share, of the Company, and (c) any capital stock into which any such shares of common stock thereafter may be changed.

       5. The term Rights Holder is hereby amended to refer to each of R. Steven Hicks and the New BT Holder and each reference to Rights Holder in
Article 7 shall be deemed to refer to each of them severally (and not jointly).

       6. Except as expressly amended hereby, the terms and provisions of the Agreement remain in force and effect and by reference are incorporated herein and made a part hereof.

       7. Defined terms used herein but not defined herein shall have the meaning given such term in the Agreement.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)




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       IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed, all as of the date first written above.


                                        CAPSTAR BROADCASTING PARTNERS, INC.



                                        By:   /s/ WILLIAM S. BANOWSKY, JR.
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Its:
                                            ---------------------------------


                                        HICKS, MUSE, TATE & FURST
                                        INCORPORATED


                                        By:   /s/ MICHAEL D. SALIM
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Its:
                                            ---------------------------------


                                        HOLDERS:

                                        CAPSTAR BROADCASTING PARTNERS, L.P.

                                               By:    HM3/Capstar Partners,
                                                      L.P.,
                                                      its General Partner

                                               By:    HM3/Capstar, Inc.
                                                      its General Partner


                                                      By: /s/ MICHAEL D. SALIM
                                                         ----------------------
                                                      Name:
                                                           --------------------
                                                      Its:
                                                          ---------------------


                                        /s/ R. STEVEN HICKS
                                        -------------------------------------
                                        R. Steven Hicks





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                                           /s/ JASON MABRY
                                           -------------------------------------
                                           Name:  Jason Mabry

                                           Address:
                                                         -----------------------

                                                         -----------------------

                                                         -----------------------


                                           /s/ KRISTEN LEA HICKS
                                           -------------------------------------
                                           Name:  Kristen Lea Hicks

                                           Address:
                                                         -----------------------

                                                         -----------------------

                                                         -----------------------


                                           /s/ SHELLY MABRY ELLARD
                                           -------------------------------------
                                           Name:  Shelly Mabry Ellard

                                           Address:
                                                         -----------------------

                                                         -----------------------

                                                         -----------------------



                                           /s/ LARRY TAYLOR
                                           -------------------------------------
                                           Name:  Larry Taylor as Custodian for
                                                  Robert S. Hicks, Jr. under the
                                                  Texas Uniform Gifts to Minors
                                                  Act

                                           Address:
                                                         -----------------------

                                                         -----------------------

                                                         -----------------------


                                           /s/ LARRY TAYLOR
                                           -------------------------------------
                                           Name:  Larry Taylor as Custodian for
                                                  Brandon Vaughan Hicks under
                                                  the Texas Uniform Gifts to
                                                  Minors Act

                                           Address:
                                                         -----------------------

                                                         -----------------------

                                                         -----------------------





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                                           NEW BT HOLDER:

                                           CAPSTAR BT PARTNERS, L.P.

                                           By:    HM3/GP Partners, L.P.,
                                                  its General Partner

                                           By:    Hicks, Muse GP Partners III,
                                                  G.P.,
                                                  its General Partner

                                           By:    Hicks, Muse Fund III
                                                  Incorporated,
                                                  its General Partner



                                                  By:   /s/ MICHAEL D. SALIM
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                  Address:

                                                  Hicks, Muse, Tate & Furst
                                                  Incorporated
                                                  200 Crescent Court, Suite 1600
                                                  Dallas, TX  75201
                                                  Attn:  Lawrence D. Stuart, Jr.
                                                  Telecopier No.: (214) 740-7355





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       IN WITNESS WHEREOF the New Putnam Holder has caused this Amendment to be duly executed as of April 10, 1997.

                                           CAPSTAR BOSTON PARTNERS, L.L.C.

                                           By:    HM3/GP Partners, L.P.,
                                                  its Manager

                                           By:    Hicks, Muse GP Partners III,
                                                  G.P.,
                                                  its General Partner

                                           By:    Hicks, Muse Fund III
                                                  Incorporated,
                                                  its General Partner



                                                  By:    /s/ MICHAEL D. SALIM
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                  Address:

                                                  Hicks, Muse, Tate & Furst
                                                  Incorporated
                                                  200 Crescent Court, Suite 1600
                                                  Dallas, TX  75201
                                                  Attn:  Lawrence D. Stuart, Jr.
                                                  Telecopier No.: (214) 740-7355





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